Tanger Factory Outlet Centers, Inc.

Supplemental Operating and Financial Data
December 31, 2010

Supplemental Operating and Financial Data for the
Year Ended 12/31/10

Notice

For a more detailed discussion of the factors that affect our operating results, interested parties should review the Tanger Factory Outlet Centers, Inc. Annual Report on Form 10-K for the fiscal year ended December 31, 2010.

This Supplemental Operating and Financial Data is not an offer to sell or a solicitation to buy any securities of the Company. Any offers to sell or solicitations to buy any securities of the Company shall be made only by means of a prospectus.

Supplemental Operating and Financial Data for the
Year Ended 12/31/10

Table of Contents

Section

Portfolio Data:

Geographic Diversification	4
Property Summary - Occupancy at End of Each Period Shown	5
Portfolio Occupancy at the End of Each Period	7
Major Tenants	8
Lease Expirations as of December 31, 2010	9
Leasing Activity	10

Financial Data:

Consolidated Balance Sheets	11
Consolidated Statements of Operations	12
FFO and FAD Analysis	14
Unconsolidated Joint Venture Information	15
Debt Outstanding Summary	18
Future Scheduled Principal Payments	19
Senior Unsecured Notes Financial Covenants	19

Investor Information	20

Supplemental Operating and Financial Data for the
Year Ended 12/31/10

Geographic Diversification

As of December 31, 2010

State	# of Centers	GLA	% of GLA

South Carolina	4	1,388,479	15%
New York	1	729,475	8%
Georgia	2	664,380	7%
Pennsylvania	2	628,124	7%
Texas	2	619,729	7%
Delaware	1	568,900	6%
Alabama	1	557,299	6%
North Carolina	3	505,323	5%
Michigan	2	436,751	5%
Tennessee	1	419,038	5%
Missouri	1	302,922	3%
Utah	1	298,379	3%
Connecticut	1	291,051	3%
Louisiana	1	282,403	3%
Iowa	1	277,230	3%
Oregon	1	270,212	3%
Illinois	1	250,439	3%
New Hampshire	1	245,698	3%
Florida	1	198,950	2%
California	1	171,300	2%
Maine	2	84,313	1%
Total (1)	31	9,190,395	100%

(1)
Excludes one 265,061 square foot center in Wisconsin Dells, WI, of which Tanger owns a 50% interest through a joint venture arrangement. Also, excludes one 653,780 square foot shopping center and one 29,253 square foot warehouse in Deer Park, NY of which Tanger owns a 33.3% interest through a joint venture arrangement.

Supplemental Operating and Financial Data for the
Year Ended 12/31/10

Property Summary - Occupancy at End of Each Period Shown
Wholly-owned properties

Location	Total GLA 12/31/10	% Occupied 12/31/10	% Occupied 9/30/10	% Occupied 6/30/10	% Occupied 3/31/10	% Occupied 12/31/09
Riverhead, NY	729,475	100%	100%	99%	99%	99%
Rehoboth, DE	568,900	99%	99%	98%	99%	99%
Foley, AL	557,299	99%	97%	97%	92%	91%
San Marcos, TX	441,929	100%	100%	97%	97%	100%
Myrtle Beach Hwy 501, SC	426,417	94%	93%	92%	88%	90%
Sevierville, TN	419,038	100%	99%	99%	99%	100%
Myrtle Beach Hwy 17, SC	403,161	100%	99%	100%	99%	100%
Washington, PA	372,972	99%	99%	95%	94%	88%
Commerce II, GA	370,512	100%	100%	97%	96%	97%
Charleston, SC	352,315	100%	99%	97%	92%	98%
Howell, MI	324,631	98%	99%	95%	94%	95%
Mebane, NC	318,910	100%	N/A	N/A	N/A	N/A
Branson, MO	302,922	100%	100%	100%	97%	100%
Park City, UT	298,379	100%	98%	99%	100%	100%
Locust Grove, GA	293,868	99%	100%	99%	97%	100%
Westbrook, CT	291,051	99%	99%	95%	97%	95%
Gonzales, LA	282,403	100%	100%	99%	98%	100%
Williamsburg, IA	277,230	93%	92%	89%	91%	95%
Lincoln City, OR	270,212	100%	99%	99%	98%	99%
Lancaster, PA	255,152	95%	100%	98%	97%	100%
Tuscola, IL	250,439	85%	85%	83%	82%	82%
Tilton, NH	245,698	100%	100%	100%	100%	100%
Hilton Head, SC (3)	206,586	98%	98%	100%	100%	89%
Fort Myers, FL	198,950	93%	88%	88%	90%	92%
Terrell, TX	177,800	96%	96%	94%	93%	98%
Barstow, CA	171,300	100%	100%	100%	100%	100%
West Branch, MI	112,120	98%	98%	98%	98%	96%
Blowing Rock, NC	104,235	100%	100%	100%	100%	100%
Nags Head, NC	82,178	97%	100%	100%	94%	97%
Kittery I, ME	59,694	100%	100%	100%	100%	100%
Kittery II, ME	24,619	1	1	1	1	1
Commerce I, GA (4)	N/A	N/A	N/A	46%	44%	61%
Total	9,190,395	98%	98%	97% (1)	95%	96% (2)

Unconsolidated joint ventures
Deer Park, NY (5)	683,033	86%	86%	84%	81%	81%
Wisconsin Dells, WI	265,061	99%	99%	99%	97%	97%

Supplemental Operating and Financial Data for the
Year Ended 12/31/10

(1)	Excludes the occupancy rate at our Commerce I, Georgia center which was held for sale as of June 30, 2010 and subsequently sold on July 7, 2010.

(2)	Excludes the occupancy rate at our Washington, Pennsylvania center which opened during the third quarter of 2008 and had not yet stabilized.

(3)
Occupancy rates in 2009 are based on a total of 368,626 square feet and include both the Hilton Head I and Hilton Head II properties. The Hilton Head I property was demolished in 2010 and is currently under redevelopment, and accordingly, 162,040 square feet is excluded from the 2010 amounts.

(4)	Center sold in July 2010.

(5)	Includes a 29,253 square foot warehouse adjacent to the shopping center.

Supplemental Operating and Financial Data for the
Year Ended 12/31/10

Portfolio Occupancy at the End of Each Period (1)

(1)
Excludes one 265,061 square foot center in Wisconsin Dells, WI, of which Tanger owns a 50% interest through a joint venture arrangement. Also, excludes one 653,780 square foot shopping center and one 29,253 square foot warehouse in Deer Park, NY of which Tanger owns a 33.3% interest through a joint venture arrangement.

(2)	Excludes the occupancy rate at our Commerce I, Georgia center which was held for sale as of June 30, 2010.

(3)
Excludes the occupancy rate at our Myrtle Beach Hwy 17, South Carolina center which was owned by an unconsolidated joint venture during those periods. On January 5, 2009, we acquired the remaining 50% interest in the joint venture and the property became wholly-owned.

(4)	Excludes the occupancy rate at our Washington, Pennsylvania center which opened during the third quarter of 2008 and had not yet stabilized.

Supplemental Operating and Financial Data for the
Year Ended 12/31/10

Major Tenants (1)

Ten Largest Tenants As of December 31, 2010
Tenant	# of Stores	GLA	% of Total GLA
The Gap, Inc.	73	770,916	8.4%
Phillips-Van Heusen	115	592,299	6.4%
Dress Barn, Inc.	56	336,620	3.7%
Nike	30	331,017	3.6%
VF Outlet, Inc.	29	293,657	3.2%
Adidas	34	289,374	3.1%
Carter's	52	246,730	2.7%
Liz Claiborne	33	234,074	2.6%
Polo Ralph Lauren	25	222,064	2.4%
Hanesbrands Direct, LLC	39	214,713	2.3%
Total of All Listed Above	486	3,531,464	38.4%

(1)
Excludes one 265,061 square foot center in Wisconsin Dells, WI, of which Tanger owns a 50% interest through a joint venture arrangement. Also, excludes one 653,780 square foot shopping center and one 29,253 square foot warehouse in Deer Park, NY of which Tanger owns a 33.3% interest through a joint venture arrangement.

Supplemental Operating and Financial Data for the
Year Ended 12/31/10

Lease Expirations as of December 31, 2010

(1)
Excludes one 265,061 square foot center in Wisconsin Dells, WI, of which Tanger owns a 50% interest through a joint venture arrangement. Also, excludes one 653,780 square foot shopping center and one 29,253 square foot warehouse in Deer Park, NY of which Tanger owns a 33.3% interest through a joint venture arrangement.

Supplemental Operating and Financial Data for the
Year Ended 12/31/10

Leasing Activity (1)

	3/31/2010	6/30/2010	9/30/2010	12/31/2010	Year to Date	Prior Year to Date
Re-tenanted Space:
Number of leases	59	26	34	7	126	88
Gross leasable area	210,068	95,734	104,277	21,531	431,610	305,234
New initial base rent per square foot	$22.68	$22.31	$23.32	$19.82	$22.61	$23.31
Prior expiring base rent per square foot	$19.70	$19.71	$19.40	$21.18	$19.70	$19.23
Percent increase	15.1%	13.2%	20.2%	(6.4)%	14.8%	21.2%

New straight line base rent per square foot	$24.45	$23.45	$24.77	$21.97	$24.18	$24.66
Prior straight line base rent per square foot	$19.33	$19.21	$18.62	$20.86	$19.21	$18.83
Percent increase	26.5%	22.0%	33.0%	5.4%	25.9%	30.9%

Renewed Space:
Number of leases	150	58	30	52	290	271
Gross leasable area	646,422	252,301	115,518	202,783	1,217,024	1,218,219
New initial base rent per square foot	$19.80	$18.62	$19.79	$17.50	$19.17	$18.07
Prior expiring base rent per square foot	$18.86	$17.80	$16.73	$17.45	$18.21	$16.96
Percent increase	4.9%	4.6%	18.3%	0.3%	5.3%	6.6%

New straight line base rent per square foot	$20.37	$18.97	$20.21	$17.87	$19.65	$18.43
Prior straight line base rent per square foot	$18.72	$17.47	$16.57	$17.16	$18.00	$16.8
Percent increase	8.8%	8.6%	22.0%	4.1%	9.2%	9.7%

Total Re-tenanted and Renewed Space:
Number of leases	209	84	64	59	416	359
Gross leasable area	856,490	348,035	219,795	224,314	1,648,634	1,523,453
New initial base rent per square foot	$20.5	$19.63	$21.46	$17.73	$20.07	$19.12
Prior expiring base rent per square foot	$19.07	$18.33	$18.00	$17.81	$18.6	$17.41
Percent increase	7.5%	7.1%	19.3%	(0.4)%	7.9%	9.8%

New straight line base rent per square foot	$21.37	$20.20	$22.38	$18.26	$20.84	$19.68
Prior straight line base rent per square foot	$18.87	$17.95	$17.54	$17.51	$18.31	$17.21
Percent increase	13.2%	12.5%	27.6%	4.3%	13.8%	14.3%

(1)
Excludes one 265,061 square foot center in Wisconsin Dells, WI, of which Tanger owns a 50% interest through a joint venture arrangement. Also, excludes one 653,780 square foot shopping center and one 29,253 square foot warehouse in Deer Park, NY of which Tanger owns a 33.3% interest through a joint venture arrangement.

Supplemental Operating and Financial Data for the
Year Ended 12/31/10

Consolidated Balance Sheets (dollars in thousands)

	12/31/2010	9/30/2010	6/30/2010	3/31/2010	12/31/2009
Assets
Rental property
Land	$141,577	$141,576	$141,575	$142,822	$143,933
Buildings	1,411,404	1,353,171	1,343,155	1,360,010	1,352,568
Construction in progress	23,233	58,952	39,883	19,557	11,369
Total rental property	1,576,214	1,553,699	1,524,613	1,522,389	1,507,870
Accumulated depreciation	(453,145)	(438,955)	(425,168)	(432,276)	(412,530)
Total rental property - net	1,123,069	1,114,744	1,099,445	1,090,113	1,095,340
Cash & cash equivalents	5,758	2,835	3,453	3,197	3,267
Rental property held for sale	723	424	1,921	—	—
Investments in unconsolidated joint ventures	6,386	7,064	7,570	8,151	9,054
Deferred charges - net	36,910	33,365	35,124	35,555	38,867
Other assets	44,088	39,127	31,627	31,889	32,333
Total assets	$1,216,934	$1,197,559	$1,179,140	$1,168,905	$1,178,861
Liabilities & equity
Liabilities
Debt
Senior, unsecured notes, net of discount	$554,616	$554,515	$554,415	$256,412	$256,352
Unsecured term loan	—	—	—	235,000	235,000
Mortgages payable, net of discount	—	—	—	—	35,559
Unsecured lines of credit	160,000	54,800	50,800	93,400	57,700
Total debt	714,616	609,315	605,215	584,812	584,611
Construction trade payables	31,831	31,051	30,829	22,381	14,194
Accounts payable & accruals	31,594	40,060	22,747	28,544	31,916
Other liabilities	16,998	17,084	17,286	25,657	27,077
Total liabilities	795,039	697,510	676,077	661,394	657,798
Equity
Tanger Factory Outlet Centers, Inc. equity
Preferred shares	—	75,000	75,000	75,000	75,000
Common shares	810	810	810	810	806
Paid in capital	604,359	600,408	598,865	597,563	595,671
Distributions in excess of net income	(240,024)	(233,387)	(229,298)	(217,076)	(202,997)
Accum. other comprehensive income (loss)	1,784	1,828	1,884	(5,169)	(5,809)
Total Tanger Factory Outlet Centers, Inc. equity	366,929	444,659	447,261	451,128	462,671
Noncontrolling interest	54,966	55,390	55,802	56,383	58,392
Total equity	421,895	500,049	503,063	507,511	521,063
Total liabilities and equity	$1,216,934	$1,197,559	$1,179,140	$1,168,905	$1,178,861

Supplemental Operating and Financial Data for the
Year Ended 12/31/10

Consolidated Statements of Operations (dollars and shares in thousands)

	Three Months Ended					YTD
	12/31/10	9/30/10	6/30/10	3/31/10	12/31/09	12/31/10	12/31/09
Revenues
Base rentals	$46,654	$44,857	$43,968	$43,497	$44,204	$178,976	$174,046
Percentage rentals	3,651	1,910	1,048	1,305	3,111	7,914	6,801
Expense reimbursements	22,540	20,139	18,429	19,519	21,989	80,627	78,500
Other income	2,648	2,567	1,850	1,721	1,992	8,786	11,248
Total revenues	75,493	69,473	65,295	66,042	71,296	276,303	270,595
Expenses
Property operating	26,306	22,567	22,123	22,349	24,647	93,345	88,135
General & administrative	6,721	6,403	5,963	5,466	5,066	24,553	22,285
Executive severance	—	—	—	—	—	—	10,296
Depreciation & amortization	17,651	16,805	17,109	26,474	20,187	78,039	79,939
Impairment charge	—	—	—	735	—	735	—
Total expenses	50,678	45,775	45,195	55,024	49,900	196,672	200,655
Operating income	24,815	23,698	20,100	11,018	21,396	79,631	69,940
Interest expense	(9,454)	(8,767)	(7,951)	(7,948)	(8,217)	(34,120)	(37,683)
Gain (loss) on early extinguishment of debt	—	—	(563)	—	—	(563)	10,467
Loss on termination of derivatives	—	—	(6,142)	—	—	(6,142)	—
Gain on fair value measurement of previously held interest in acquired joint venture	—	—	—	—	—	—	31,497
Income before equity in earnings (losses) of unconsolidated joint ventures	15,361	14,931	5,444	3,070	13,179	38,806	74,221
Equity in earnings (losses) of unconsolidated joint ventures	(270)	(75)	(51)	(68)	(166)	(464)	(1,512)
Income from continuing operations	15,091	14,856	5,393	3,002	13,013	38,342	72,709
Discontinued operations	5	(103)	(1)	1	63	(98)	(5,214)
Net income	15,096	14,753	5,392	3,003	13,076	38,244	67,495
Noncontrolling interest	(1,507)	(1,754)	(524)	(210)	(1,538)	(3,995)	(9,476)
Net income attributable to the Company	13,589	12,999	4,868	2,793	11,538	34,249	58,019
Less applicable preferred share dividends	(1,078)	(1,406)	(1,407)	(1,406)	(1,406)	(5,297)	(5,625)
Less original issuance costs related to redeemed preferred shares	(2,539)	—	—	—	—	(2,539)	—
Allocation to participating securities	(144)	(142)	(143)	(169)	(121)	(598)	(701)
Net income available to common shareholders	$9,828	$11,451	$3,318	$1,218	$10,011	$25,815	$51,693

Supplemental Operating and Financial Data for the
Year Ended 12/31/10

	Three Months Ended					YTD
	12/31/10	9/30/10	6/30/10	3/31/10	12/31/09	12/31/10	12/31/09
Basic earnings per common share:
Income from continuing operations	$0.12	$0.14	$0.04	$0.02	$0.12	$0.32	$0.78
Discontinued operations	—	—	—	—	—	—	(0.06)
Net income	$0.12	$0.14	$0.04	$0.02	$0.12	$0.32	$0.72
Diluted earnings per common share:
Income from continuing operations	$0.12	$0.14	$0.04	$0.02	$0.12	$0.32	$0.78
Discontinued operations	—	—	—	—	—	—	(0.06)
Net income	$0.12	$0.14	$0.04	$0.02	$0.12	$0.32	$0.72
Weighted average common shares:
Basic	80,256	80,225	80,206	80,060	79,916	80,187	71,832
Diluted	80,445	80,402	80,343	80,236	80,086	80,389	72,024

Supplemental Operating and Financial Data for the
Year Ended 12/31/10

FFO and FAD Analysis (dollars and shares in thousands)

	Three Months Ended					YTD
	12/31/10	9/30/10	6/30/10	3/31/10	12/31/09	12/31/10	12/31/09
Funds from operations:
Net income	$15,096	$14,753	$5,392	$3,003	$13,076	$38,244	$67,495
Adjusted for -
Depreciation and amortization uniquely significant to real estate - wholly-owned discontinued operations	—	—	34	53	52	87	562
Depreciation and amortization uniquely significant to real estate - wholly-owned	17,508	16,675	16,984	26,359	20,060	77,526	79,446
Depreciation and amortization uniquely significant to real estate - joint ventures	1,312	1,289	1,280	1,265	1,231	5,146	4,859
(Gain) on fair value measurement of previously held interest in acquired joint venture	—	—	—	—	—	—	(31,497)
Funds from operations	33,916	32,717	23,690	30,680	34,419	121,003	120,865
Preferred share dividends	(1,078)	(1,406)	(1,407)	(1,406)	(1,406)	(5,297)	(5,625)
Original issuance costs related to redeemed preferred shares	(2,539)	—	—	—	—	(2,539)	—
Allocation to participating securities	(242)	(247)	(177)	(268)	(225)	(932)	(1,282)
Funds from operations available to common shareholders	$30,057	$31,064	$22,106	$29,006	$32,788	$112,235	$113,958
Funds from operations per share	$0.32	$0.34	$0.24	$0.31	$0.36	$1.21	$1.35
Funds available for distribution to common shareholders:
Funds from operations	$30,057	$31,064	$22,106	$29,006	$32,788	$112,235	$113,958
Adjusted for -
Original issuance costs related to redeemed preferred shares	2,539	—	—	—	—	2,539	—
Corporate depreciation excluded above	143	130	125	115	127	513	493
Amortization of finance costs	370	259	315	342	341	1,286	1,511
Amortization of net debt (discount) premium	(372)	(21)	4	214	(79)	(175)	894
Gain (loss) on early extinguishment of debt	—	—	563	—	—	563	(10,467)
Loss on termination of derivatives	—	—	6,142	—	—	6,142	—
Impairment charge	—	—	111	735	—	846	5,200
Amortization of share-based compensation	1,515	1,437	1,363	1,140	829	5,455	11,798
Straight line rent adjustment	(506)	(767)	(669)	(734)	(287)	(2,676)	(2,242)
Market rent adjustment	(374)	(195)	(216)	(165)	(226)	(950)	(492)
2nd generation tenant allowances	(5,145)	(4,797)	(1,328)	(1,721)	(1,652)	(12,991)	(7,664)
Capital improvements	(2,480)	(2,531)	(1,309)	(1,600)	(1,011)	(7,920)	(8,887)
Funds available for distribution	$25,747	$24,579	$27,207	$27,332	$30,830	$104,867	$104,102
Funds available for distribution per share	$0.28	$0.27	$0.29	$0.3	$0.33	$1.13	$1.24
Dividends paid per share	$0.1938	$0.1938	$0.1938	$0.1913	$0.1913	$0.7725	$0.7638
FFO payout ratio	61%	58%	81%	61%	54%	64%	57%
FAD payout ratio	69%	72%	67%	64%	58%	68%	62%
Diluted weighted average common shs.	92,578	92,535	92,476	92,369	92,219	92,523	84,157

Supplemental Operating and Financial Data for the
Year Ended 12/31/10

Unconsolidated Joint Venture Information - All
Summary Balance Sheets (dollars in thousands)

	12/31/2010	9/30/2010	6/30/2010	3/31/2010	12/31/2009	Tanger's Share as of 12/31/10
Assets
Investment properties at cost - net	$283,902	$287,365	$289,587	$292,105	$294,857	$99,629
Cash and cash equivalents	13,838	10,966	9,020	6,937	8,070	5,322
Deferred charges - net	3,990	4,388	4,799	5,197	5,450	1,391
Other assets	6,291	6,511	6,697	5,878	5,610	2,218
Total assets	$308,021	$309,230	$310,103	$310,117	$313,987	$108,560

Liabilities & Owners' Equity
Mortgage payable	$294,034	$294,034	$294,034	$292,468	$292,468	$102,136
Construction trade payables	341	1,213	878	1,845	3,647	131
Accounts payable & other liabilities	4,810	3,729	3,991	3,568	3,826	1,777
Total liabilities	299,185	298,976	298,903	297,881	299,941	104,044
Owners' equity	8,836	10,254	11,200	12,236	14,046	4,516
Total liabilities & owners' equity	$308,021	$309,230	$310,103	$310,117	$313,987	$108,560
Summary Statements of Operations (dollars in thousands)

	Three Months Ended					YTD
	12/31/10	9/30/10	6/30/10	3/31/10	12/31/09	12/31/10	12/31/09
Revenues	$9,691	$9,632	$9,261	$9,274	$9,374	$37,858	$35,481
Expenses
Property operating	5,187	4,575	4,200	4,210	4,682	18,172	16,643
General & administrative	(11)	107	72	287	444	455	861
Depreciation & amortization	3,635	3,567	3,546	3,497	3,460	14,245	13,419
Total expenses	8,811	8,249	7,818	7,994	8,586	32,872	30,923
Operating income	880	1,383	1,443	1,280	788	4,986	4,558
Interest expense	1,785	1,771	1,717	1,674	1,550	6,947	9,913
Net loss	$(905)	$(388)	$(274)	$(394)	$(762)	$(1,961)	$(5,355)
Tanger's share of:
Total revenues less property operating and general & administrative expenses ("NOI")	$1,676	$1,842	$1,842	$1,791	$1,603	$7,151	$6,733
Net income (loss)	$(270)	$(75)	$(51)	$(68)	$(166)	$(464)	$(1,512)
Depreciation (real estate related)	$1,312	$1,289	$1,280	$1,265	$1,231	$5,146	$4,859

Supplemental Operating and Financial Data for the
Year Ended 12/31/10

Unconsolidated Joint Venture Information - Wisconsin Dells
Summary Balance Sheets (dollars in thousands)

	12/31/2010	9/30/2010	6/30/2010	3/31/2010	12/31/2009	Tanger's Share as of 12/31/10
Assets
Investment properties at cost - net	$29,968	$30,430	$31,004	$31,541	$32,108	$14,984
Cash and cash equivalents	4,253	3,901	3,702	4,050	4,549	2,127
Deferred charges - net	363	411	477	515	529	182
Other assets	723	594	602	626	514	362
Total assets	$35,307	$35,336	$35,785	$36,732	$37,700	$17,655

Liabilities & Owners' Equity
Mortgage payable	$24,750	$24,750	$24,750	$25,250	$25,250	$12,375
Construction trade payables	106	—	46	58	116	53
Accounts payable & other liabilities	1,030	734	844	906	876	516
Total liabilities	25,886	25,484	25,640	26,214	26,242	12,944
Owners' equity	9,421	9,852	10,145	10,518	11,458	4,711
Total liabilities & owners' equity	$35,307	$35,336	$35,785	$36,732	$37,700	$17,655
Summary Statements of Operations (dollars in thousands)

	Three Months Ended					YTD
	12/31/10	9/30/10	6/30/10	3/31/10	12/31/09	12/31/10	12/31/09
Revenues	$1,793	$1,822	$1,715	$1,923	$1,757	$7,253	$7,093
Expenses
Property operating	770	665	643	716	629	2,794	2,565
General & administrative	5	2	3	9	1	19	21
Depreciation & amortization	619	618	615	613	612	2,465	2,453
Total expenses	1,394	1,285	1,261	1,338	1,242	5,278	5,039
Operating income	399	537	454	585	515	1,975	2,054
Interest expense	229	230	227	225	128	911	492
Net income	$170	$307	$227	$360	$387	$1,064	$1,562
Tanger's share of:
Total revenues less property operating and general & administrative expenses ("NOI")	$509	$578	$534	$599	$563	$2,220	$2,253
Net income	$92	$163	$124	$188	$203	$567	$819
Depreciation (real estate related)	$302	$300	$297	$298	$296	$1,197	$1,188

Supplemental Operating and Financial Data for the
Year Ended 12/31/10

Unconsolidated Joint Venture Information - Deer Park
Summary Balance Sheets (dollars in thousands)

	12/31/2010	9/30/2010	6/30/2010	3/31/2010	12/31/2009	Tanger's Share as of 12/31/10
Assets
Investment properties at cost - net	$253,934	$256,935	$258,583	$260,413	$262,601	$84,645
Cash and cash equivalents	9,585	7,065	5,318	2,865	3,498	3,195
Deferred charges - net	3,627	3,977	4,322	4,682	4,921	1,209
Other assets	5,568	5,917	6,095	5,252	5,096	1,856
Total assets	$272,714	$273,894	$274,318	$273,212	$276,116	$90,905

Liabilities & Owners' Equity
Mortgage payable	$269,284	$269,284	$269,284	$267,218	$267,218	$89,761
Construction trade payables	235	1,213	832	1,785	3,531	78
Accounts payable & other liabilities	3,780	2,995	3,147	2,662	2,950	1,261
Total liabilities	273,299	273,492	273,263	271,665	273,699	91,100
Owners' equity	(585)	402	1,055	1,547	2,417	(195)
Total liabilities & owners' equity	$272,714	$273,894	$274,318	$273,212	$276,116	$90,905
Summary Statements of Operations (dollars in thousands)

	Three Months Ended					YTD
	12/31/10	9/30/10	6/30/10	3/31/10	12/31/09	12/31/10	12/31/09
Revenues	$7,898	$7,810	$7,546	$7,351	$7,617	$30,605	$28,388
Expenses
Property operating	4,417	3,910	3,557	3,494	4,053	15,378	14,078
General & administrative	(16)	105	69	278	443	436	840
Depreciation & amortization	3,016	2,949	2,931	2,884	2,868	11,780	10,941
Total expenses	7,417	6,964	6,557	6,656	7,364	27,594	25,859
Operating income	481	846	989	695	253	3,011	2,529
Interest expense	1,556	1,541	1,490	1,449	1,422	6,036	9,421
Net loss	$(1,075)	$(695)	$(501)	$(754)	$(1,169)	$(3,025)	$(6,892)
Tanger's share of:
Total revenues less property operating and general & administrative expenses ("NOI")	$1,167	$1,264	$1,308	$1,192	$1,040	$4,931	$4,490
Net loss	$(364)	$(238)	$(172)	$(258)	$(370)	$(1,032)	$(2,322)
Depreciation (real estate related)	$1,012	$989	$983	$967	$936	$3,951	$3,672

Supplemental Operating and Financial Data for the
Year Ended 12/31/10

Debt Outstanding Summary (dollars in thousands)

As of December 31, 2010
	Principal Balance	Interest Rate	Maturity Date
Unsecured debt:
Unsecured lines of credit (1)	$160,000	Libor + 1.90%	11/29/2013
2015 Senior unsecured notes	250,000	6.15%	11/15/2015
2026 Senior unsecured exchangeable notes (2)	7,210	3.75%	8/18/2011
2020 Senior unsecured notes	300,000	6.125%	6/1/2020
Net debt discounts	(2,594)
Total consolidated debt	$714,616
Tanger's share of unconsolidated JV debt:
Wisconsin Dells (3)	12,375	Libor + 3.00%	12/18/2012
Deer Park (4)	89,761	Libor + 1.375 - 3.50%	5/17/2011
Total Tanger's share of unconsolidated JV debt	$102,136

(1)
The Company has an unsecured, syndicated credit line with a borrowing capacity totaling $385.0 million and a separate cash management line of credit with a borrowing capacity of $15.0 million with one of the participants in the syndication. Both lines expire on November 29, 2013. Facility fees of 40 basis points annually are charged in arrears based on the amount of the commitment.

(2)
On January 1, 2009, we retrospectively adopted new guidance related to the accounting for convertible debt instruments that may be settled in cash upon conversion (including partial cash settlement). This new guidance required us to bifurcate the notes into debt and equity components based on the fair value of the notes independent of the conversion feature as of the date of issuance in August 2006. As a result of this adoption, the bonds were recorded with a debt discount based on a market interest rate of 6.11%. At December 31, 2010, the unamortized discount on the remaining $7.2 million in exchangeable notes totaled $103,000. Our exchangeable notes issued during 2006 mature in 2026. They are displayed in the above table with a 2011 maturity date as this is the first date that the noteholders can require us to repurchase the notes without the occurrence of specified events.

(3)	In December 2009, we closed on the refinancing of the Tanger Wisconsin Dells mortgage loan. The new loan has a term of three years with an interest rate of LIBOR plus 300 basis points.

(4)
In May 2007, the joint venture entered into a four-year, interest-only construction loan facility with a one-year maturity extension option. The facility includes a senior loan, with an interest rate of LIBOR plus 137.5 basis points, and a mezzanine loan, with an interest rate of LIBOR plus 350 basis points. As of December 31, 2010, the outstanding principal balances of the senior and mezzanine loans were $252.0 million and $15.0 million, respectively, and $17.0 million was available for funding of additional construction draw requests under the senior loan facility. In February 2009, the joint venture entered into an interest rate cap agreement on a nominal amount of $240.0 million which became effective June 1, 2009. The derivative contract puts a cap of 4% on the LIBOR index and expires on April 1, 2011. In June 2008, the joint venture entered into an interest-only mortgage loan agreement for a warehouse adjacent to the property with an interest rate of LIBOR plus 185 basis points and a maturity of May 17, 2011. As of December 31, 2010, the outstanding principal balance under the warehouse mortgage was $2.3 million.

Supplemental Operating and Financial Data for the
Year Ended 12/31/10

Future Scheduled Principal Payments (dollars in thousands)

As of December 31, 2010
Year	Tanger Consolidated Payments	Tanger's Share of Unconsolidated JV Payments	Total Scheduled Payments
2011 (1)	$7,210	$89,761	$96,971
2012	—	12,375	12,375
2013	160,000	—	160,000
2014	—	—	—
2015	250,000	—	250,000
2016	—	—	—
2017	—	—	—
2018	—	—	—
2019	—	—	—
2020 & thereafter	300,000	—	300,000
	$717,210	$102,136	$819,346
Net Discount on Debt	(2,594)	—	(2,594)
	$714,616	$102,136	$816,752
Senior Unsecured Notes Financial Covenants (2)

As of December 31, 2010
	Required	Actual	Compliance
Total Consolidated Debt to Adjusted Total Assets	<60%	42%	Yes
Total Secured Debt to Adjusted Total Assets	<40%	—%	Yes
Total Unencumbered Assets to Unsecured Debt	>135%	238%	Yes
Consolidated Income Available for Debt Service to Annual Debt Service Charge	>1.5	4.9	Yes

(1)
Included in this amount is $7.2 million which represents our exchangeable, senior unsecured notes issued in August 2006. On and after August 18, 2011, holders may exchange their notes for cash in an amount equal to the lesser of the exchange value and the aggregate principal amount of the notes to be exchanged, and, at our option, Company common shares, cash or a combination thereof for any excess. Note holders may exchange their notes prior to August 18, 2011 only upon the occurrence of specified events. In addition, on August 18, 2011, August 15, 2016 or August 15, 2021, note holders may require us to repurchase the notes for an amount equal to the principal amount of the notes plus any accrued and unpaid interest thereon. The notes are shown with a 2011 maturity as this is the first date that the noteholders can require us to repurchase the notes without the occurrence of specified events.

(2)
For a complete listing of all Debt Covenants related to the Company's Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

Supplemental Operating and Financial Data for the
Year Ended 12/31/10

Investor Information

Tanger Outlet Centers welcomes any questions or comments from shareholders, analysts, investment managers, media and prospective investors. Please address all inquiries to our Investor Relations Department.

Tanger Factory Outlet Centers, Inc.
Investor Relations
Phone:	(336) 856-6021
Fax:	(336) 297-0931
e-mail:	tangermail@tangeroutlet.com
Mail:	Tanger Factory Outlet Centers, Inc.
3200 Northline Avenue
Suite 360
Greensboro, NC 27408

Supplemental Operating and Financial Data for the
Year Ended 12/31/10